Exhibit 99.1
FOR IMMEDIATE RELEASE
Editor’s Contact:
Christine Flavio
QLogic Corporation
Phone: (650) 934-8057
christine.flavio@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com

QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2006 RESULTS
Record Revenue from Continuing Operations
Aliso Viejo, Calif., May 3, 2006 — QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), stackable switches and blade server switches today announced its financial results for the fourth quarter and fiscal year ended April 2, 2006.
Net revenue from continuing operations for the fourth quarter of fiscal 2006 was a record $130.5 million and increased 17% from $111.7 million in the comparable quarter last year. During the fourth quarter of fiscal 2006, revenue from SAN Infrastructure Products, which are comprised of HBAs, switches and silicon, was $121.8 million, an increase of 19% from the comparable quarter last year and 1% sequentially.
Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2006 was $31.4 million, or $0.19 per share on a diluted basis, an increase of 1% from the fourth quarter of last year and a decrease of 1% sequentially.
Net revenue from continuing operations for fiscal 2006 was $494.1 million, up 15% from $428.7 million for fiscal 2005. Income from continuing operations on a GAAP basis for fiscal 2006 was $121.8 million, or $0.70 per share on a diluted basis, an increase of 9% from $111.4 million, or $0.59 per share on a diluted basis, for fiscal 2005.
Net income on a GAAP basis for the fourth quarter of fiscal 2006, including the results from discontinued operations, was $32.5 million, or $0.20 per share on a diluted basis. Net income on a GAAP basis for fiscal 2006, including the results from discontinued operations, was $283.6 million, or $1.63 per share on a diluted basis.

The Company generated $132.5 million in cash from continuing operations during fiscal 2006. The Company’s balance sheet at the end of fiscal 2006 was highlighted by $665.6 million of cash and short-term investments.
“I am very pleased with QLogic’s fiscal year 2006 performance,” said H.K. Desai, the Company’s chief executive officer and president. “With annual revenue growth for HBAs in excess of 20% and switches in excess of 35%, we are confident that the continued execution of our strategies will support our ongoing growth expectations.”
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
Non-GAAP income from continuing operations for the fourth quarter of fiscal 2006 was $34.5 million, or $0.21 per share on a diluted basis, an increase of 10% sequentially. During fiscal 2006, the Company’s non-GAAP income from continuing operations was $124.7 million, or $0.72 per share on a diluted basis, an increase of 6% from fiscal 2005.
QLogic’s fourth quarter and fiscal 2006 conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and via CCBN. Phone access to participate in the conference call is available at (719) 457-2654, pass code: 7044570.
The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through May 17, 2006 at (719) 457-0820 or (888) 203-1112, pass code: 7044570.

Effects of 2006 Stock Split
All share numbers and per share amounts set forth in this release and the accompanying financial schedules have been adjusted to reflect the Company’s two-for-one stock split effected March 2, 2006 through the payment of a stock dividend to the holders of record of common stock on February 16, 2006.
About QLogic
QLogic is a leading supplier of high performance storage networking solutions including Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs, iSCSI routers and storage services platforms for enabling advanced storage management applications. The Company is also a leading supplier of server networking products including InfiniBand host channel adapters that accelerate cluster performance. QLogic products are delivered to small-to-medium business and large enterprises around the world via its channel partner community. QLogic’s products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index. For more information go to www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; reliance on third party licenses; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by growth and expansion; the ability to attract and retain key personnel; the decreased effectiveness of equity compensation; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; computer viruses and other tampering with the Company’s computer systems; charter documents and stockholder rights plan that may discourage a business combination; and facilities of the Company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Year Ended
	April 2,	January 1,	April 3,	April 2,	April 3,
	2006	2006	2005	2006	2005
Net revenues	$130,450	$129,185	$111,727	$494,077	$428,719
Cost of revenues	38,358	36,900	30,687	144,246	121,074

Gross profit	92,092	92,285	81,040	349,831	307,645

Operating expenses:
Engineering and development	25,180	22,797	20,766	89,753	82,791
Sales and marketing	17,466	16,100	14,602	64,416	54,582
General and administrative	4,851	4,362	3,916	17,295	16,659
Purchased in-process research and development	10,510	—	—	10,510	—

Total operating expenses	58,007	43,259	39,284	181,974	154,032

Operating income	34,085	49,026	41,756	167,857	153,613

Interest and other income	15,246	5,151	5,539	32,627	17,873

Income from continuing operations before income taxes	49,331	54,177	47,295	200,484	171,486

Income taxes	17,957	22,496	16,177	78,653	60,071

Income from continuing operations	31,374	31,681	31,118	121,831	111,415

Income from discontinued operations, net of income taxes	1,175	134,557	15,037	161,757	46,181

Net income	$32,549	$166,238	$46,155	$283,588	$157,596

Income from continuing operations per share:
Basic	$0.19	$0.20	$0.17	$0.71	$0.60
Diluted	$0.19	$0.19	$0.17	$0.70	$0.59

Income from discontinued operations per share:
Basic	$0.01	$0.83	$0.08	$0.95	$0.25
Diluted	$0.01	$0.83	$0.08	$0.93	$0.25

Net income per share:
Basic	$0.20	$1.03	$0.25	$1.66	$0.85
Diluted	$0.20	$1.02	$0.25	$1.63	$0.84

Number of shares used in per share calculations:
Basic	161,722	161,317	184,186	171,250	185,024
Diluted	164,378	163,093	187,699	173,467	187,315

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS
TO NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Year Ended
	April 2,	January 1,	April 3,	April 2,	April 3,
	2006	2006	2005	2006	2005
GAAP income from continuing operations	$31,374	$31,681	$31,118	$121,831	$111,415
Items excluded from GAAP income from continuing operations:
Amortization of acquisition related intangible assets included in cost of revenues	201	—	—	201	—
Acquisition related non-cash compensation charges included in:
Engineering and development expenses	256	170	511	426	5,892
Sales and marketing expenses	62	42	—	104	—
Insurance recovery included in general and administrative expenses	—	(700)	—	(700)	—
Purchased in-process research and development	10,510	—	—	10,510	—
Gain on sale of shares acquired in the sale of discontinued operations included in interest and other income	(8,463)	—	—	(8,463)	—
Income tax effect	578	194	—	772	—

Non-GAAP income from continuing operations	$34,518	$31,387	$31,629	$124,681	$117,307

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.19	$0.19	$0.17	$0.70	$0.59
Adjustments	0.02	—	—	0.02	0.04

Non-GAAP income from continuing operations	$0.21	$0.19	$0.17	$0.72	$0.63

Non-GAAP Financial Measurements
The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented for fiscal 2006 excludes amortization of acquisition related intangible assets, acquisition related non-cash compensation charges, purchased in-process research and development, an insurance recovery received, the gain on sale of shares received as consideration in the sale of the hard disk drive and tape drive controller business and the related income tax effect of these items. The non-GAAP financial information presented for fiscal 2005 excludes acquisition related non-cash compensation charges. Management believes these items are not indicative of the Company’s on-going core operating performance.
The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and non-GAAP diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that on-going income from continuing operations and diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustments described above, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	April 2, 2006	April 3, 2005
ASSETS
Current assets:
Cash and cash equivalents	$125,192	$165,644
Short-term investments	540,448	646,694
Accounts receivable, net	67,571	54,245
Inventories	39,440	22,661
Other current assets	46,441	32,699
Current assets related to discontinued operations	—	17,576

Total current assets	819,092	939,519

Property and equipment, net	82,630	71,322
Goodwill and other intangible assets	32,679	8,518
Other assets	3,306	527
Long-term assets related to discontinued operations	—	6,454

	$937,707	$1,026,340

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$32,160	$19,975
Accrued compensation	22,990	19,629
Income taxes payable	12,920	17,999
Other current liabilities	10,283	7,444
Current liabilities related to discontinued operations	—	3,774

Total current liabilities	78,353	68,821

Deferred tax liabilities	—	1,336

Total liabilities	78,353	70,157

Stockholders’ equity:
Common stock	195	193
Additional paid-in capital	537,648	504,663
Retained earnings	883,310	599,722
Accumulated other comprehensive loss	(1,799)	(3,394)
Treasury stock	(560,000)	(145,001)

Total stockholders’ equity	859,354	956,183

	$937,707	$1,026,340

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Year Ended
	April 2,	April 3,
	2006	2005
Cash flows from operating activities:
Net income	$283,588	$157,596
Income from discontinued operations, net of income taxes	(161,757)	(46,181)

Income from continuing operations	121,831	111,415
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	17,898	15,059
Purchased in-process research and development	10,510	—
Deferred income taxes	(4,480)	(158)
Tax benefit from issuance of stock under stock plans	5,055	2,441
Stock-based compensation	175	578
Provision for losses on accounts receivable	(366)	90
Loss on disposal of property and equipment	168	187
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(12,513)	(3,297)
Inventories	(16,230)	(2,671)
Other assets	(5,840)	(3,572)
Accounts payable	11,877	3,840
Accrued compensation	3,263	3,528
Income taxes payable	(1,205)	4,094
Other liabilities	2,405	1,593

Net cash provided by operating activities	132,548	133,127

Cash flows from investing activities:
Purchases of marketable securities	(946,087)	(672,418)
Sales and maturities of marketable securities	1,101,680	694,140
Additions to property and equipment	(28,295)	(22,299)
Acquisition of business, net of cash acquired	(35,210)	—
Restricted cash placed in escrow	(12,000)	—
Purchase of other assets	—	(4,000)

Net cash provided by (used in) investing activities	80,088	(4,577)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	27,757	13,735
Purchase of treasury stock	(414,999)	(85,009)

Net cash used in financing activities	(387,242)	(71,274)

Cash provided by (used in) continuing operations	(174,606)	57,276

Cash flows from discontinued operations:
Net cash provided by (used in) operating activities	(47,182)	48,815
Net cash provided by (used in) investing activities, including proceeds from sale	181,336	(3,358)

Cash provided by discontinued operations	134,154	45,457

Net increase (decrease) in cash and cash equivalents	(40,452)	102,733

Cash and cash equivalents at beginning of period	165,644	62,911

Cash and cash equivalents at end of period	$125,192	$165,644

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended			Year Ended
	April 2,	January 1,	April 3,	April 2,	April 3,
	2006	2006	2005	2006	2005
SAN Infrastructure Products	$121,845	$120,402	$101,985	$460,050	$387,922
Management Controllers	7,130	6,050	7,971	27,136	37,003
Other	1,475	2,733	1,771	6,891	3,794

	$130,450	$129,185	$111,727	$494,077	$428,719

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Year Ended
	April 2,	January 1,	April 3,	April 2,	April 3,
	2006	2006	2005	2006	2005
United States	$72,875	$68,394	$60,847	$271,937	$227,771
International	57,575	60,791	50,880	222,140	200,948

	$130,450	$129,185	$111,727	$494,077	$428,719